Doc. #156268 v.03
                                       18

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          Intermediate Municipal Trust
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5.   Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------





FEDERATED INTERMEDIATE MUNICIPAL TRUST


Proxy Statement - Please Vote!

Time is of the ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

Federated Intermediate Municipal Trust, will hold a special meeting of shareholders on March 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposal and the process.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?

The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies. The Trustees also recommend an amendment to the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why am I being asked to vote on the ratification of independent auditors? The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditor's opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Arthur Andersen LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.


Why are the Trust's "fundamental policies" being changed or removed? Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act, as amended; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

Federated Management, the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes can be applied responsibly by the Trust's adviser.

Why are some "fundamental policies" being reclassified as "operating policies?"

As noted above, some "fundamental policies" have been redefined as "operating policies" by changes made to the 1940 Act. Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending an amendment to the Declaration of Trust? The Declaration organizing the Trust was prepared almost twenty years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

How do I vote my shares? You may vote in person at the annual meeting of shareholders or simply sign and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who  do I call  if I  have  questions  about  the  Proxy  Statement?  Call  your
Investment   Professional   or  a  Federated   Client  Service   Representative.
Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                Doc. #156268 v.03
                                        4
                                   PRELIMINARY


                          INTERMEDIATE MUNICIPAL TRUST

                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 1999


     A Special Meeting in lieu of Annual Meeting of the shareholders of Intermediate Municipal Trust (the "Trust"), which presently consists of one portfolio or series, Federated Intermediate Municipal Trust (the "Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 30, 1999 to consider proposals:

   (1)   To elect seven Trustees.

   (2)   To ratify the selection of the Trust's independent auditors.

   (3)   To make changes to the Fund's fundamental investment policies:

          (a)  To  amend   the   Fund's   fundamental   investment   policy   on
               diversification of its investments;

          (b) To make non-fundamental, and to amend, the Fund's fundamental investment policy regarding acquiring securities to exercise control of an issuer;

          (c) To make non-fundamental, and to amend, the Fund's authority to invest in the securities of other investment companies; and

          (d) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.

   (4)   To eliminate certain of the Fund's fundamental investment policies:

          (a) To remove the Fund's fundamental investment policy on investing in new issuers;

          (b) To remove the Fund's fundamental investment policy regarding concentration; and

          (c) To remove the Fund's fundamental investment policy on investing in oil, gas, and minerals.

          (5)  To  approve  an  amendment   and   restatement   to  the  Trust's
               Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

          To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 22, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                        John W. McGonigle
                                                            Secretary


February 3, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                 TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting................................

Election of Seven Trustees..................................................

About the Election of Trustees .............................................

Trustees Standing for Election..............................................

Nominees Not Presently Serving as Trustees..................................

Ratification of the Selection of Independent Auditors.......................

Approval of Changes to the Fund's Fundamental Investment
     Policies...............................................................

Approval of the Elimination of Certain Fundamental Investment Policies......

Approval of an Amendment and Restatement to the Trust's
     Declaration of Trust...................................................

Information About the
Trust.......................................................................

Proxies, Quorum and Voting at the Meeting...................................

Share Ownership of the Trustees.............................................

Trustee Compensation........................................................

Officers of the Trust.......................................................

Other Matters and Discretion of Attorneys Named in the Proxy................

                                   PRELIMINARY

                                 PROXY STATEMENT


                          INTERMEDIATE MUNICIPAL TRUST
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of one portfolio or series, Federated Intermediate Municipal Fund (the "Fund"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the changes recommended in the investment policies of the Fund and approved them subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 3, 1999, to shareholders of record at the close of business on January 22, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding _________ shares of beneficial interest.

     The Fund's annual prospectus, which includes audited financial statements for the fiscal year ended May 31, 1998, was previously mailed to shareholders. Requests for a semi-annual report, which contains unaudited financial statements for the period ended November 30, 1998, may be made in writing to the Trust's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., John F. Cunningham, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on November 13, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Set forth below is a listing of: (i) Trustees  standing for  election,  and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

     President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Nominees Not Presently Serving as Trustees

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

     Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (consulting organization to high technology and computer companies in the financial community); Director, EMC Corporation.

Charles F. Mansfield, Jr.
54 Pine Street
Garden City, NY

Birthdate:  April 10, 1945

Management consultant.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

     President, Heat Wagon, Inc., Manufacturers Products, Inc. ("MPI") and the Portable Heater Parts division of MPI (engineering, manufacturing and distribution of portable, temporary heating equipment) (1996-present); Director, Walsh & Kelly, Inc., asphalt road construction business; formerly, Vice President, Walsh & Kelly, Inc. (1984-1996).




       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on August 18, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

     Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                  RATIFY THE SELECTION OF INDEPENDENT AUDITORS


          PROPOSAL #3: APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires investment companies, such as the Trust, or such companies' series, such as the Fund, to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Fund's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Fund's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Fund's fundamental policies.

         The proposed amendments would:

          (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

          (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Fund would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any sub-item will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

      PROPOSAL #3(a): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

     The Fund's current fundamental investment policy regarding diversification of its investments states:

          "With respect to 75% of the value of the Fund's total assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer."

     In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Trustees propose to restate the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

     Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

     "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     PROPOSAL #3(b): TO MAKE NON-FUNDAMENTAL, AND TO AMEND, THE FUND'S POLICY REGARDING ACQUIRING SECURITIES TO EXERCISE CONTROL OF AN ISSUER

     The Fund's current policy prohibits the acquisition of the voting securities of any issuer except as part of a merger, consolidation, reorganization, or acquisition of assets. The philosophy behind this policy is to prohibit the Fund from acquiring securities to exercise control of an issuer. "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

     When the Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Trustees will have maximum flexibility to make changes in the policy to benefit the Fund and its shareholders without the expense and delay of holding a shareholder meeting. If approved by shareholders, it is the intention of the Board to revise the language of the proposed operating policy to eliminate the sentence that appears in the current policy and that provides that "[the Fund] will not invest in securities issued by any other investment company or investment trust." This prohibition has no relationship to the Fund's policy on investing for control, either in its fundamental form or in the form of the proposed operating policy.

     When revised, the policy would continue to prohibit the Fund from investing in an issuer for the purpose of exercising control. The Fund does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control over, or management of, any company.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     PROPOSAL #3(c): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE FUND'S POLICY TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund currently has a fundamental investment policy that prohibits the purchase or retention of shares of any other investment company or investment trust. The Fund's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Fund's investments. Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and, in the case of the Trust, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Fund's assets which may be so invested in a particular fund, and the portion of such a fund which may be owned by the Fund. Normally, each investment company in which the Fund invests will have its own operating expenses, including advisory fees; however, the Fund's adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds.

     At the present time, the Board expects to utilize the authority provided by this proposal to invest the Fund's temporary cash reserves in shares of money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Trustees believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

     The ability to purchase shares of money market funds would be beneficial because it would provide the Fund additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Fund would be forced to hold some of its cash uninvested, resulting in little or no investment income.

     If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional Information:

         (a)......"Investing in Securities of Other Investment Companies

               The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser."

         (b)......"Investing in Securities of Other Investment Companies

               The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


        PROPOSAL #3(d): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                  REGARDING BORROWING TO PERMIT THE PURCHASE OF
                   SECURITIES WHILE BORROWINGS ARE OUTSTANDING

   The Fund's current fundamental investment policy on borrowing states that:

               "The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while any borrowings are outstanding."

     Management has recommended that the Trustees consider approving a revision to the fundamental policy that would permit the Fund to purchase securities while its borrowings are outstanding, as the Fund's investment adviser believes that the current policy unnecessarily limits the Fund's investments. If approved by shareholders, the phrase "and may not purchase any portfolio securities while any borrowings are outstanding" will be deleted. The Fund would continue to be subject to the same percentage limitation on its borrowings --5% of the value of the Fund's total assets -- if the proposed change is approved.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                  PROPOSAL #4: REMOVAL OF CERTAIN OF THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

     The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities which are permitted investments and which are consistent with its investment objective and policies.

     The policies being removed are listed below. Each will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)


      PROPOSAL #4(a): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                  INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

     The Trustees have determined that the Fund's current policy on investment in new issuers is unnecessary. New issuers are those issuers that are considered "unseasoned" because they have been in operation for less than three years. While the length of the prior record of an issuer may be a factor in evaluating an issuer, other factors can be equally or more important in evaluating the quality of the investment. Therefore, the Trustees are recommending that the following policy be deleted:

                    "The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of a company with a record of less than three years of continuous operation, including the operation of any predecessor."

     If approved, the Fund will be able to invest in unseasoned companies without limit so long as they meet other criteria governing the selection of the Fund's investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


           PROPOSAL #4(b): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT
                         POLICY REGARDING CONCENTRATION

     The 1940 Act requires every investment company to state a fundamental policy regarding its intention to concentrate portfolio investments in one industry. Investments of more than 25% of the value of an investment company's assets in any one industry represent a "concentration" in that particular industry. However, if an investment company does not intend to concentrate its investments, this must also be stated.

     The Fund is presently subject to a fundamental investment policy regarding concentration that states:

                    "The Fund does not intend to purchase securities (other than pre-refunded municipal bonds prior to the termination of the escrow arrangement, securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory, or possession of the United States.

                    This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing)."

     Since the Fund adopted its policy reserving freedom to concentrate investments in the obligations discussed above, the investment focus of the Fund's investment adviser and the types of securities in which it would like to invest the Fund's assets have changed. Therefore, the Fund's investment adviser has proposed to amend the concentration policy to eliminate the policy discussed above, and would like to reserve the freedom to concentrate its investments in instruments and obligations of U.S. banks and bank holding companies. By modifying this policy, the investment adviser believes the Fund will have greater flexibility to invest in a broader array of securities which are acceptable investments for the Fund in seeking to achieve its investment objective of providing current income exempt from federal regular income tax.

     Therefore, the Trustees have recommended that the Fund's fundamental investment policy be eliminated, and that it be replaced with the following operating policy:

     "The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


           PROPOSAL #4(c): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT
                  POLICY ON INVESTING IN OIL, GAS AND MINERALS

     The Trustees have determined that the Fund's current investment policy on investment in oil, gas and minerals is unnecessary, and are recommending that it be removed by deleting the following:

     "The Fund will not purchase or sell ... oil, gas, or other mineral exploration or development programs or leases."

     In the event of shareholder approval, any investments by the Fund in securities of issuers which invest in or sponsor such programs or leases will continue to be subject to the other criteria governing the selection of the Fund's investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL

     Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

     Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any portfolio or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

     If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

               "The Trustees may at any time sell and convert into money all the assets of the Trust, or a class or series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares having an interest in such assets."

     The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholder by a redemption resulting in the payment to the shareholder of the then current net asset value of the shares owned by the shareholder. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

     In the event that the amendment to the Declaration of Trust to allow Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     As referred to in this Proxy Statement, "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

     Share Ownership of the Trustees Officers and Trustees of the Trust own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Fund: [INSERT 5% HOLDERS]




Trustee Compensation
                                      Aggregate
Name,                               Compensation
Position With                           From                                 Total Compensation Paid
Trust                                  Trust*#                                  From Fund Complex+
John F. Donahue                           $0               $-0- for the Trust and
Chairman and Trustee                                       56 other investment companies in the Fund Complex

Thomas G. Bigley                        $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

John T. Conroy, Jr.                     $773.07            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

William J. Copeland                     $773.07            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

James E. Dowd                           $773.07            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.                 $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.                 $773.07            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Glen R. Johnson                           $0               $-0- for the Trust and
President and Trustee                                      56 other investment companies in the Fund Complex

Peter E. Madden                         $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

John E. Murray, Jr.                     $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Wesley W. Posvar                        $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Marjorie P. Smuts                       $702.67            $_______ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex


* Information is furnished for the fiscal year ended May 31, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+The information is provided for the last calendar year.

     During the fiscal year ended May 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

     Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended May 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

     Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

     None of the Trustees of the Trust received salaries from the Trust during the fiscal year ended May 31, 1998.

     Federated Securities Corp., a subsidiary of Federated Investors, Inc., is the principal distributor of the Trust's shares. Federated Securities Corp. receives no compensation from the Trust for its services.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Intermediate Municipal Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                       By Order of the Board of Trustees,

                                John W. McGonigle
                                    Secretary
February 3, 1999

                                           INTERMEDIATE MUNICIPAL TRUST

Investment Adviser
FEDERATED MANAGEMENT
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779




















Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Intermediate Municipal Trust (the "Fund"), the sole portfolio of Intermediate Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 Noon and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below (or by signing and returning the proxy without indicating any preference) you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1 To elect Thomas G. Bigley, John T. Conroy, Jr., John F. Cunningham,
     Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]


If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3        To make changes to the Fund's fundamental investment policies:

3(a) To approve a revision in the Fund's fundamental investment policy with regard to diversification of its investments

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

3(b) To approve making non-fundamental, and amending, the Fund's policy regarding acquiring securities to exercise control of an issuer

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

3(c) To approve making non-fundamental, and amending, the Fund's authority to invest in the securities of other investment companies

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

3(d) To approve a revision in the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4   To eliminate certain of the Fund's fundamental investment policies:

4(a) To approve removing the Fund's fundamental investment policy on investing in new issuers

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4(b) To approve removing the Fund's fundamental investment policy regarding concentration

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

4(c) To approve removing the Fund's fundamental investment policy on investing in oil, gas, and minerals

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


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                                           Dated


                                           Signature


                                           Signature (Joint Owners)


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